SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): September 23, 1998

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)


                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                         executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000

Item 5.  Other Events


Third Quarter Earnings

         On September 23, 1998 Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its third quarter 1998 earnings (the "Earnings Release").

         Copy of the Earnings Release follows.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report.

         99.1     Press Release Relating to Third Quarter 1998 Earnings

         99.2     Consolidated Statement of Income
                  (Three Months Ended August 31, 1998)
                  (Preliminary and Unaudited)

         99.3     Consolidated Statement of Income
                  (Nine Months ended August 31, 1998)
                  (Preliminary and Unadudited)

         99.4     Selected Statistical Information





      The Exhibit Index to this Report is incorporated herein by reference.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LEHMAN BROTHERS HOLDINGS INC.


                                           By:  /s/ John L. Cecil
                                           John L. Cecil
                                           Chief Financial Officer
                                           (Principal Financial Officer)



Date:  September 23, 1998

                                  EXHIBIT INDEX



Exhibit No.            Exhibit

Exhibit 99.1           Press Release Relating to Third Quarter 1998 Earnings

Exhibit 99.2           Consolidated Statement of Income
                       (Three Months Ended August 31, 1998)
                       (Preliminary and Unaudited)

Exhibit 99.3           Consolidated Statement of Income
                       (Nine Months ended August 31, 1998)
                       (Preliminary and Unadudited)

Exhibit 99.4           Selected Statistical Information

[GRAPHIC OMITTED]
                                                                 EXHIBIT 99.1

For Immediate Release           MEDIA CONTACT:           William  J. Ahearn
                                                         (212) 526-4379
                                INVESTOR CONTACT:        Shaun Butler
                                                         (212) 526-8381




                             LEHMAN BROTHERS REPORTS
                   EARNINGS OF $151 MILLION IN THIRD QUARTER;
                     RECORD OF $662 MILLION FOR NINE MONTHS


                ANNOUNCES PROGRAM TO BUY BACK 7.5 MILLION SHARES


            Net Income For First Nine Months Surpasses All of 1997;
                           Return on Equity Over 20%


NEW YORK, September 23, 1998--Lehman Brothers Holdings Inc. (NYSE: LEH) today reported net income of $151 million, or $1.10 per common share (diluted), for the third quarter ended August 31, 1998. Net income was down from the $197 million, or $1.30 per share (diluted) reported for the third quarter of fiscal 1997.

The Firm also announced that its Board of Directors authorized the repurchase of up to an additional 7.5 million shares of Lehman Brothers stock, as part of the Firm's program to actively manage its capital position and common shares outstanding. The Board had already authorized the repurchase of up to 4.5 million shares earlier this year. At August 31, 1998, Lehman Brothers had approximately 117 million common shares outstanding.

                                   -- more --

                                                      Third Quarter 1998/page 2

For the first nine months of fiscal 1998, net income was a record $662 million, an increase of 43 percent from $462 million for the first nine months of fiscal 1997.

As previously announced, Lehman Brothers said that earnings for the current-year third quarter included a reduction in net income of approximately $60 million, reflecting the impact of significant volatility in Russian and other emerging markets. This includes trading losses and additional credit reserves that the Firm has set aside to offset the possible future impact of counterparty exposures.

"Given the almost unprecedented volatility in global markets, the third quarter clearly proved to be a difficult period for Lehman Brothers and the industry in general," said Richard S. Fuld, Jr., Chairman and Chief Executive Officer. "However, our numbers show that the Firm is benefiting from the significant improvement we have made in shifting our business mix over the past few years. Even with the turmoil in fixed income markets globally, our strength in equities and M&A advisory throughout the quarter enabled us to post a level of quarterly net income that boosted the Firm to record earnings for the first nine months of the fiscal year."

Mr. Fuld noted that earnings for the first nine months of fiscal 1998 have already surpassed Lehman Brothers' full year net income for 1997 of $647 million.

Net revenues (total revenues less interest expense) for the third quarter were $930 million, down from $1,071 million in the third quarter of fiscal 1997. For the first nine months of fiscal 1998, net revenues were $3.448 billion, an increase of 21 percent from $2.850 billion in the fiscal 1997 first nine months.

                                   -- more --

                                                      Third Quarter 1998/page 3

Mr. Fuld noted that despite a significant slowdown in underwriting towards the end of the quarter, the Firm posted its highest-ever total of investment banking fees in the fiscal 1998 third quarter. The Firm's equity business also posted strong results, driven by a large origination calendar, derivatives activities, and record customer volumes.

Non-interest expenses for the quarter were $723 million. Compensation and benefits as a percentage of net revenues remained at 50.7 percent for the 14th consecutive quarter. Non-personnel expenses for the third quarter were $251 million, essentially flat with the previous fiscal year's quarter, despite continued investments in a number of key strategic businesses, and increased technology expenditures related to the Year 2000 and European Monetary Union.

For the first nine months of fiscal 1998, non-interest expenses were $2.490 billion. Non-personnel expenses were $741 million, compared with $733 million in the first nine months of fiscal 1997.

For the first nine months, the Firm's pre-tax margin was 27.8 percent, compared with 23.6 percent for the first nine months of fiscal 1997; for the same period, return on common equity was 20.1 percent, compared with 16.5 percent in fiscal
1997. For the fiscal 1998 third quarter, the Firm's pre-tax margin was 22.3 percent, compared with 26.2 percent in the third quarter of fiscal 1997. Return on common equity was 13 percent for the quarter ended August 31, 1998, compared with 20.5 percent for the third quarter of 1997.

Return on common equity is calculated before any adjustments for special preferred dividends.
                                   -- more --

                                                      Third Quarter 1998/page 4

As of August 31, 1998, Lehman Brothers stockholders' equity was $5.349 billion, and total capital (stockholders' equity and long-term debt) was $33.730 billion. Book value per common share was $36.35.

Lehman Brothers is a global investment bank with leadership positions in corporate finance, advisory services, municipal finance and fixed income and equity sales, trading and research. Lehman Brothers serves the financial needs of corporate, government and institutional clients, and high-net-worth individuals through offices in major financial centers worldwide.



                                      # # #




                          Financial Statements Attached

                                                                 EXHIBIT 99.2
LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF INCOME
(Preliminary and Unaudited)
(In millions, except per share data)

                                           Three Months Ended      Percentage of
                                           ------------------      -------------
                                          August 31   August 31    Dollar Change
                                            1998        1997         Inc/(Dec)
                                       -------------- -----------  -----------
Revenues:
    Investment banking                   $   493       $   396         24%
    Principal transactions                   131           389        (66)
    Commissions                              137           111         23
    Interest and dividends                 5,254         3,554         48
    Other                                    (52)           19          #
                                        ---------      -------
       Total revenues                      5,963         4,469         33
    Interest expense                       5,033         3,398         48
                                           -----         -----
       Net revenues                          930         1,071        (13)
                                          ------         -----
Non-interest expenses
    Compensation and benefits                472           543        (13)
    Brokerage, commissions and
     clearance fees                           61            54         13
    Professional services                     49            43         14
    Communications                            37            35          6
    Occupancy and equipment                   34            35         (3)
    Business development                      29            25         16
    Depreciation and amortization             23            22          5
    Other                                     18            33        (45)
                                          ------       -------
       Total non-interest expenses           723           790         (8)
                                           -----        ------
Income before taxes                          207           281        (26)
    Provision for income taxes                56            84        (33)
                                           -----       -------
Net income                                  $151        $  197        (23)
                                            ====        ======
Net income applicable to common stock       $139        $  160        (13)
                                            ====        ======


Average shares
  Basic                                    121.5        118.7
                                           =====        =====
  Diluted                                  126.2        122.4
                                           =====        =====

Earnings per common share
  Basic                                   $ 1.15       $ 1.34
                                          ======       ======
  Diluted                                 $ 1.10       $ 1.30
                                          ======       ======



# denotes greater than 100%

                                                                 EXHIBIT 99.3
LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF INCOME
(Preliminary and Unaudited)
(In millions, except per share data)

                                         Nine Months Ended     Percentage of
                                         -----------------     -------------
                                        August 31  August 31   Dollar Change
                                          1998       1997        Inc/(Dec)
                                      ------------------------------------
Revenues:
    Investment banking                $  1,336      $   910        47%
    Principal transactions               1,142        1,061         8
    Commissions                            378          299        26
    Interest and dividends              13,235        9,931        33
    Other                                    6           73       (92)
                                      --------     --------
       Total revenues                   16,097       12,274        31
    Interest expense                    12,649        9,424        34
                                        ------       ------
       Net revenues                      3,448        2,850        21
                                        ------       ------
Non-interest expenses:
    Compensation and benefits            1,749        1,445        21
    Brokerage, commissions and
     clearance fees                        175          172         2
    Professional services                  134          131         2
    Communications                         111          105         6
    Occupancy and equipment                102          104        (2)
    Business development                    84           76        11
    Depreciation and amortization           67           65         3
    Other                                   68           80       (15)
                                        ------      -------
       Total non-interest expenses       2,490        2,178        14
                                         -----        -----
Income before taxes                        958          672        43
    Provision for income taxes             296          210        41
                                       -------       ------
Net income                              $  662       $  462        43
                                        ======       ======
Net income applicable to common stock   $  587       $  412        42
                                        ======       ======


Average shares
  Basic                                  120.9       117.9
                                         =====       =====
  Diluted                                125.8       120.6
                                         =====       =====

Earnings per common share
  Basic                                  $4.86       $3.49
                                         =====       =====
  Diluted                                $4.67       $3.41
                                         =====       =====

                                                                 EXHIBIT 99.4
LEHMAN BROTHERS HOLDINGS INC.
SELECTED STATISTICAL INFORMATION
(Preliminary and Unaudited)
(Dollars in millions, except per share data)


                                                                             Quarters Ended
                                                                             --------------
                                            8/31/98        5/31/98       2/28/98           11/30/97          8/31/97        5/31/97
                                            -------        -------       -------           --------          -------        -------
Income Statement
Net Revenues                                   $930         $1,473        $1,045             $1,023           $1,071          $ 854
Non-Interest Expenses:
  Compensation and Benefits                     472            747           530                519              543            433
  Nonpersonnel Expenses                         251            250           240                239              247            249
Net Income                                      151            324           187                185              197            121
Net Income Applicable to
   Common Stock                                 139            268           180                160              160            114
Earnings per Common Share (a)
   Basic                                      $1.15          $2.22         $1.49              $1.34            $1.34          $0.97
   Diluted                                    $1.10          $2.12         $1.44              $1.30            $1.30          $0.95

Financial Ratios (%)
Return on Common Equity
     (annualized) (b)                          13.0           29.9          17.6               18.3             20.5           12.8
Return on Common Equity
   (annualized) (c)                            13.0           25.2          17.6               16.4             17.2           12.8


Pretax Operating Margin                        22.3           32.4          26.3               25.9             26.2           20.2
Compensation & Benefits/
   Net Revenues                                50.7           50.7          50.7               50.7             50.7           50.7
Effective Tax Rate                             27.0           32.0          32.0               30.0             30.0           30.0

Balance Sheet
Total Assets                               $191,000       $179,067      $175,643           $151,705         $147,894       $145,118
Total Assets Excluding
   Matched Book (d)                         134,000        130,140       124,225            108,099          104,626        105,025
Common Stockholders' Equity                   4,391          4,326         4,175              4,015            3,795          3,630
Total Stockholders' Equity                    5,349          5,084         4,683              4,523            4,303          4,138
Total Capital (long-term debt
plus
   stockholders' equity)                     33,730         31,929        28,597             24,784           23,207         22,083
Book Value per Common Share (e)               36.35          35.93         34.56              33.39            31.86          30.67

Other Data (#s)
Employees                                     8,839          8,387         8,314              8,340            8,190          7,788
Common Stock Outstanding (f)            116,673,240    117,114,203   118,551,437        116,612,074      101,939,516    101,541,385
Average Shares
   Basic                               121,523,227     120,633,663   120,638,144        118,976,492     118,722,434     118,009,833
   Diluted                             126,222,483     126,301,259   124,797,348        123,003,138      122,363,228    120,420,733



(a) Effective December 1997, basic and diluted earnings per share replaced the primary and fully diluted calculations in accordance with Statement of Financial Accounting Standards No. 128.
(b) Return on common equity calculated using net income before adjusting for special preferred dividends.
(c) Return on common equity calculated using net income after adjusting for special preferred dividends.
(d) Matched book is defined as the lower of securities purchased under agreements to resell or securities sold under agreements to repurchase.
(e) This calculation includes restricted stock units granted under the Lehman Stock Award Programs included in stockholders' equity.
(f) The increase at 11/30/97 represents the establishment of a trust to provide common stock voting rights to employees who hold restricted stock units. The establishment of the trust did not impact the total number of shares used in the computation of earnings per common share.